UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2010

Validus Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

29 Richmond Road, Pembroke, Bermuda		HM08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 278-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note: Pursuant to Instruction 1 to Item 5.07 of Form 8-K, this Amendment No.1 is being filed to provide final voting results for the Company’s Annual General Meeting held on May 5, 2010.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Annual General Meeting of Shareholders

1. At the annual general meeting of shareholders (the “Annual General Meeting”) of Validus Holdings, Ltd. (the “Company”) held on May 5, 2010 the shareholders of the Company approved the following:

(a) The election of four Class III Directors of the Company:

	For	Withheld	Broker Non-Votes
Edward J. Noonan	87,113,650	1,907,949	6,759,132
Jeffrey W. Greenberg	79,109,317	9,912,282	6,759,132
John J. Hendrickson	88,639,762	381,837	6,759,132
Sumit Rajpal	88,505,635	515,964	6,759,132

(b) The appointment of PricewaterhouseCoopers to act as the registered independent public accounting firm for the Company for the year ending December 31, 2010:

	For	Against	Abstain
Total:	95,535,897	240,741	4,093

(c) The election of Designated Company Directors of Non-U.S. subsidiaries:

	For	Withheld	Broker Non-Votes
Edward J. Noonan	88,411,468	610,131	6,759,132
C.N. Rupert Atkin	88,673,257	348,342	6,759,132
Patrick G. Barry	88,671,577	350,022	6,759,132
Julian P. Bosworth	88,671,577	350,022	6,759,132
Michael E.A. Carpenter	88,673,514	348,085	6,759,132
Rodrigo Castro	88,671,480	350,119	6,759,132
Jane S. Clouting	88,673,618	347,981	6,759,132
Joseph E. (Jeff) Consolino	88,672,868	348,731	6,759,132
C. Jerome Dill	88,671,077	350,522	6,759,132
Andrew Downey	88,673,514	348,085	6,759,132
Kerry A. Emanuel	88,671,098	350,501	6,759,132
Jonathan D. Ewington	88,671,577	350,022	6,759,132
Andrew M. Gibbs	88,673,611	347,988	6,759,132
Michael Greene	88,671,577	350,022	6,759,132
Nicholas Hales	88,673,514	348,085	6,759,132
Mark S. Johnson	88,642,734	378,865	6,759,132
Anthony J. Keys	88,671,480	350,119	6,759,132
Robert F. Kuzloski	88,673,104	348,495	6,759,132
Gillian S. Langford	88,673,715	347,884	6,759,132
Stuart W. Mercer	88,673,514	348,085	6,759,132
Paul J. Miller	88,671,577	350,022	6,759,132
Jean-Marie Nessi	88,673,028	348,571	6,759,132
George P. Reeth	88,673,757	347,842	6,759,132
Julian G. Ross	88,673,611	347,988	6,759,132
Rafael Saer	88,670,973	350,626	6,759,132
Verner G. Southey	88,671,577	350,022	6,759,132
Guiseppe Venesiani	88,671,091	350,508	6,759,132
Nigel D. Wachman	88,673,007	348,592	6,759,132
Conan M. Ward	88,673,854	347,745	6,759,132
Lixin Zeng	88,671,174	350,425	6,759,132

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Validus Holdings, Ltd.

May 12, 2010	By:	/s/ Joseph E. (Jeff) Consolino

Name: Joseph E. (Jeff) Consolino
Title: Executive Vice President and Chief Financial Officer